UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 27, 2016

hopTo Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21683	13-3899021
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

51 E. Campbell Avenue, Suite 128 Campbell, CA	95008
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 472-7466

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment of Articles of Incorporation to Effect Reverse Stock Split.

On January 27, 2016, hopTo Inc., (the “Company” or “our”), filed a Certificate of Amendment (the “Certificate of Amendment”) of its Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), with the Secretary of State of the State of Delaware, to effect a 1-for-15 reverse stock split of our common stock (the “Reverse Stock Split”). The Certificate of Amendment became effective January 28, 2016.

The Reverse Stock Split was described in detail in our definitive proxy statement for our 2015 annual meeting of stockholders (our “Annual Meeting”) filed with the Securities and Exchange Commission on August 25, 2015. As previously reported in our Current Report on Form 8-K filed September 29, 2015, reporting the results of our Annual Meeting, our stockholders voted to approve amendment of our Certificate of Incorporation to effect the Reverse Stock Split and implementation thereof.

As a result of the Reverse Stock Split, every fifteen (15) shares of the Company’s pre-Reverse Stock Split common stock were combined and reclassified into one (1) share of common stock. Our post-Reverse Stock Split common stock began trading on January 28, 2016 with a new CUSIP number of 440271203. The Reverse Stock Split did not change the authorized number of shares or the par value of the Company’s common stock.

No fractional shares were issued in connection with the Reverse Stock Split. Stockholders who otherwise would have been entitled to receive a fractional share in connection with the Reverse Stock Split will receive a cash payment in lieu thereof.

Our transfer agent, American Stock Transfer & Trust Company, LLC, is acting as exchange agent for the Reverse Stock Split and will send instructions to stockholders of record regarding the exchange of certificates for common stock.

A copy of the Certificate of Amendment and our press release dated January 27, 2016, announcing the Reverse Stock Split, are being filed as Exhibits 3.1 and 99.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

EXHIBIT NO.	DESCRIPTION

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation, as amended.

99.1	Press Release dated January 27, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

hopTo Inc.

Dated: February 1, 2016	By:	/s/ Jean-Louis Casabonne
Jean-Louis Casabonne
Chief Financial Officer, Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation.

99.1	Press Release dated January 27, 2016.